Raymond James 29 th Annual Institutional Investors Conference Exhibit 99.1

Forward Looking Statements
This presentation includes forward-looking information that is subject to a number of risks and uncertainties, many of which are beyond the Company’s control. All information, other than historical facts included in this presentation, regarding strategy, future operations, drilling plans, estimated reserves, future production, estimated capital expenditures, projected costs, the potential of drilling prospects and other plans and objectives of management is forward-looking information. All forward-looking statements speak only as of the date of this presentation. Although the Company believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Actual results may differ materially from those anticipated due to many factors, including oil and natural gas prices, industry conditions, drilling results, uncertainties in estimating reserves, uncertainties in estimating future production from enhanced recovery operations, availability of drilling rigs and other services, availability of oil and natural gas transportation capacity, availability of capital resources and other factors listed in reports we have filed or may file with the Securities and Exchange Commission.

Company Overview
Completed IPO on May 14, 2007 at $15 (CLR on NYSE)
$4 billion market capitalization
Founded 1967 by Harold Hamm, Chairman & CEO
Organic growth strategy focused on unconventional resource plays
L3 years reserves adds – drilling 66 MMboe vs acquisitions 0.6 MMboe
2007 daily production 29,099 boe > 2X 2004 level of 14,121 boe
82% of proved reserves / 80% of production from unconventional resources
>700,000 net undeveloped acres concentrated in emerging plays
Strong financial results
2007 EBITDAX $470MM > 4X 2004 EBITDAX $116MM
2007 cash operating margin of $44/boe ($7.33/Mcfe) - $72 NYMEX
$165 million of bank debt outstanding as of 12/31/07

$116
$285
$372
$470
2004 2005 2006 2007
Investment in Asset Base
EBITDAX ($mm)
14,121
19,751
24,707
29,099
2004 2005 2006 2007
Production (boepd)
Cash used in investing activities ($mm)
$168
$55
$125
$29
$103
$46
$13
$21
$56
Red River Units
MT Bakken
ND Bakken
Other Rockies
Woodford
Other Mid-Con
Gulf Coast
Land & Seismic
Other
2008 Capex by Region - $616MM
$73
$134
$325
$483
2004 2005 2006 2007

Operational Overview
Mid-Continent
Proved reserves: 24.3 MMboe
Gulf Coast
Proved reserves: 0.3 MMboe
Red River
Units
52%
Bakken
Field
25%
Other Rockies - 5%
Mid-Continent
11%
Gulf Coast
<1%
Total proved reserves (12/31/07) = 134.6 MMboe
74% PDP /  77% oil / 12.7 R/P / Operate 93% of PV-10%
Unconventional
82%
Red River
Units
47%
Bakken
Field
28%
Other Rockies - 5%
Mid-Continent
13%
Gulf Coast
2%
Avg. daily production (Q4 2007) = 30.4 Mboepd
Unconventional
80%
1,223 net producing wells with
>1,000 net drilling locations
Rockies
Proved reserves: 110.0 MMboe
Counties with acreage
holdings are highlighted
Regional office
Headquarters
Proved Reserves by Geography
Production by Geography
Woodford - 5%
Woodford - 7%

Key Drilling Projects
Development (41% 2008 capex)
Red River Units
52% proved reserves / 47% production
Montana Bakken Shale
20% proved reserves / 24% production
Emerging Plays (42% 2008 capex)
North Dakota Bakken Shale
300,000 net acres
Oklahoma Woodford Shale
45,000 net acres
Red River
Units
MT
Bakken
ND
Bakken
Woodford
Counties with acreage
holdings are highlighted
Regional office
Headquarters
Development
Emerging Plays

Continental
RESOURCES

Montana
North Dakota
Dawson
Wibaux
Golden Valley
Billings
Stark
Prairie
Custer
Slope
Fallon
Bowman
Carter
Harding
CLR Exploratory
CLR Operated Units
Others Units
South Dakota

Red River Enhanced Recovery Units
69.4 MMboe proved reserves
14,374 net boepd in 4Q 2007
Cedar Hills developed in 1995 with hz
13st
largest onshore lower 48 oilfield
Began enhanced recovery operations in 2003
2008 Plans
$168MM capex / 5 to 6 drilling rigs
Infield horizontal drilling and re-entry drilling
program to accelerate production and
enhance sweep efficiency
Develop Cedar Hills on 320 acre / producer
Forecast 2009 peak at ~19 net Mboepd
Haley Prospect
60,000 net acres
Extension of Red River B
Cedar Hills North Unit
Cedar Hills West Unit
Buffalo
Units
Medicine Pole
Hills West Unit
Medicine Pole
Hills South Unit
Medicine Pole
Hills Unit
25 Miles 25 Miles
Haley

Montana
North Dakota
Sheridan
Divide
Burke
Renville
Williams
Mountrail
McKenzie
Dawson
Dunn
Mercer
Golden Valley
Stark
18 Miles

Montana Bakken Shale
Significant  unconventional oil
resource play
Represents ½ of Montana’s oil
production – ~50,000 boepd
15
th
largest onshore lower 48 oilfield
7,244 net boepd in 4Q 2007
Developed through hz drilling and
advanced fracture stimulation
2008 Plans
$55MM capex
13 net wells
Opportunities:
320-acre infill drilling
Expansion of field with
tri-lateral 640-acre wells
Enhanced recovery
2 to 3 drilling rigs
CLR  acreage
35 miles
Horizontal Bakken producer
Williston    Basin
Richland Co.,
MT Bakken
Outline of
potential
Bakken
production
Vertical Bakken producer

27/50
27/55
27/57
27/58
27/59
26/57
26/58
24/59
23/54
23/59
23/60
22/54
22/55
22/56
22/57
21/59
21/60
Highway 200

Richland County, Montana Bakken
2 Sinclair Bakken
Discoveries
300 bopd IPs
542 boepd
Georgia 1-25H
18% WI
544 boepd
Bettye 2-26H
95% WI
295 boepd
Lazy D 2-9H
95% WI
4th
Quarter 2007 Completions
and 2008 Scheduled Locations
CLR acreage
640 acre Tri-Lateral Bakken well
320 acre Bakken well
640 acre Dual Lateral Bakken well

Continental
RESOURCES

Montana
North Dakota
Sheridan
Divide
Burke
Renville
Williams
Roosevelt
Mountrail
McKenzie
Dawson
Mercer
Dunn
Golden Valley
Stark
18 Miles

North Dakota Bakken Shale
Emerging  unconventional oil
resource play
340,000 net acres strategically
located near Nesson Anticline
~40,000 acquired in 2008
Significant reserve and production
growth potential
ND oil prod. highest in 20 years
~50 industry-operated rigs
Amerada Hess
ConocoPhillips
EOG Resources
Marathon
2008 Plans
$125MM capex
20 net wells
Test Three Forks/Sanish potential
6 to 8 drilling rigs (including Conoco
Phillips JV)
CLR  acreage
35 miles
Horizontal Bakken producer
Williston    Basin
Outline of
potential
Bakken
production
Vertical Bakken producer

Divide
Burke
Williams
Mountrail
McKenzie
Dunn
Billings
Golden Valley

North Dakota Bakken
Encouraging results using
un-cemented liners and
multi-staged fracs
Testing un-cemented
liner and multi-staged
fracs
Rocket / Galaxy /
Pontiac / Valhalla
Dev/Step-outs
Normandy prospect
Bakken, Fryburg
Norse prospect
Bakken, Winnipegosis
EOG Parshall Area
Legend
CRI OPERATED
CRI NONOPERATED
NO CRI INTEREST
335 Mboe average gross
EUR for the 27 CLR
completions in Norse,
Rocket, Galaxy, Pontiac and
Valhalla prospects in 2007
Three Forks/Sanish test

Oklahoma Woodford Shale
Emerging unconventional
gas resource play
30+ industry-operated rigs
Newfield
Antero
Devon
45,000 net acres
Significant reserve and production
growth potential
Caney Shale upside
2008 Plans
$103MM capex
20 net wells
Simul-frac 4 160-acre wells in
Ashland area in April 2008
5 to 6 drilling rigs
Outline of potential
Woodford production
CLR Operated WOC
CLR Operated Producer
CLR Operated 2008 Location
Woodford Producer
CLR Acreage
Salt Creek
exploratory
Ashland
development
E. McAlester
exploratory
8 miles

ND Bakken and OK Woodford potential
222 MMboe 400,000 556 OK Woodford
Total
ND Bakken 98 MMboe 256,000 384
320 MMboe
Reserve potential
940
Net boe/well
Net potential
unbooked
locations (1)
(1) Assumed 640 acre spacing for ND Bakken and 80 acre for Woodford Shale
34%
27%
$70/bbl & $6/Mcf
Pre-tax IRR
50% 400,000 $5,000,000 OK Woodford
ND Bakken 38% 256,000 $4,750,000
$80/bbl & $7/Mcf
Pre-tax IRR Net boe/well
Estimated
average
D&C

Other ongoing and emerging plays
Counties with acreage
holdings are highlighted
Regional office
Headquarters
Rockies:
175,000 net undeveloped acres
Red River, Winnipegosis,
Fryburg, Phosphoria, Lewis
Shale
Midcontinent:
180,000 undeveloped acres
Morrow-Springer, Atoka,
Mississipian, Hunton,
Woodford Shale,
Trenton/Black River
Gulf Coast:
5,000 net undeveloped acres
Frio, various GC sands
360,000 net undeveloped acres
(~50% of total undeveloped acreage)
Recent discoveries:
MI – Trenton/Black River
SD – Red River B
MT – Red River C
ND – Winnipegosis

Albion-Scipio Field
Stoney Point
Chicago/Norad 3-D
20 miles square pending
McArthur
260 BOPD
Anspaugh
200 BOPD
Dog Leg 3-D
4.5 Miles
Wessel
200 BOPD
Hog Heaven 3-D
6.5 Miles
Young #11-34
Waiting on Completion
Kittyhawk 3-D
Proposed
Fred Bear 3-D
Proposed

Trenton/Black River – Hillsdale Co., MI
Albion-Scipio Field
Discovered in 1956
Single largest field in Michigan
Hydrothermal dolomitized reservoir
Together with Stoney Point Field
(discovered in 1983), produced
~190 MMboe
CLR project
3 successful wells confirm ability to
identify reservoir rock on 3D seismic
McArthur 1-36 – 824 gross Mboe
Anspaugh 1-1 and Wessel 1-6 wells
recently completed
~4,000’ depth / $700M D&C
5 additional wells being permitted and
3D seismic being acquired
29,000 net acres
Field
5 Miles

Financial and Operating Summary
                       Years ended December 31,
2004 2005 2006 2007
Realized oil price ($/bbl) $37.12 $52.45 $55.30 $63.55
Realized natural gas price ($/Mcf) $5.06 $6.93 $6.08 $5.87
Oil production (boepd)         10,104          15,638  20,493 23,832
Natural gas production (Mcfd)         24,093          24,674  25,274 31,599
Total production (boepd) 14,121  19,751
24,707 29,099
EBITDAX ($ thousands)
1
$116,498  $285,344  $372,115 $469,885
Key Operational Statistics ($/boe)²
Oil and gas revenue (including realized derivative losses)
$35.20  $50.19  $52.09 $56.57
Production expense
8.49  7.32
6.99 7.35
Production tax 2.39 2.22
2.48 3.13
G&A (excluding non-cash equity compensation)
  2.02  2.43
2.24 1.92
Total cash costs $12.90 $11.97
$11.71 $12.40
Net operating margin $22.30 $38.22 $40.38 $44.17
1
See page 9 of the prospectus and fourth quarter 2007 earnings release for a reconciliation of net income to EBITDAX.
2
Operating statistics per boe sold. Oil sales volumes are 21 Mbbls and 221 Mbbls less than oil production volumes for 2006 and 2007, respectively.

Summary
High quality, proved reserve base
Crude oil-concentrated, long-lived, high operated %
Track record of drill bit growth at low cost
L3 years cash flow from operations $1,075MM  vs. $942MM cash invested
Low risk production growth in Red River Units
~5,000 boepd expected production growth over next 1+ year
(~17% of current daily production for entire company)
Significant future production and reserve growth opportunities in two large emerging plays – ND Bakken and OK Woodford Shales
320 MMboe potential reserves
Low cash costs with one of highest net operating margins
Significant valuation and competitive advantage